SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



            Date of Report (Date of earliest event reported):
                             June 16, 2003



                   FOODARAMA SUPERMARKETS, INC.
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        (Exact name of registrant as specified in charter)



   New Jersey                  1-5745-1       21-0717108
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(State or other jurisdiction  (Commission     (IRS Employer
   of incorporation)           file number)  Identification No.)



Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey 07728
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(Address of principal executive offices)              (Zip code)



Registrant's telephone number, including area code:(732) 462-4700







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Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits

         Exhibit No.          Description
         -----------          -----------

         99.1                 Press Release, dated June 16, 2003, of
                              Foodarama Supermarkets, Inc.





Item 9.  Regulation FD Disclosure
         ------------------------

         The following information is being furnished pursuant to Item 12, "Results of Operations and Financial Condition." The information is being furnished under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934.

         On June 16, 2003, Foodarama Supermarkets, Inc. issued a press release announcing its consolidated financial results for its second quarter ended May 3, 2003. A copy of the press release is furnished as Exhibit 99.1 to this current report.






















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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             FOODARAMA SUPERMARKETS, INC.
                             ----------------------------
                                  (REGISTRANT)


                             By: /S/ Michael Shapiro
                                 ------------------------
                                 Michael Shapiro
                                 Senior Vice President
                                 Chief Financial Officer


Date: June 17, 2003



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EXHIBIT 99.1                                    Foodarama Supermarkets, Inc.
                                                Building 6, Suite 1
                                                922 Highway 33
                                                Freehold,  N.J. 07728

                                                CONTACT:    Michael Shapiro
                                                Senior Vice President
                                                Chief Financial Officer
                                                (732) 294-2270



FOR IMMEDIATE RELEASE

FOODARAMA SUPERMARKETS, INC. REPORTS
SECOND QUARTER AND SIX MONTHS  RESULTS


      Freehold, N.J., June 16, 2003 -- Foodarama Supermarkets, Inc. (ASE-FSM) today announced that sales for the 13 weeks ended May 3, 2003 totaled $254,578,000, compared to $235,236,000 in the prior year period. Same store sales from the twenty one stores operated in both periods increased 1.7% period to period. Sales for the current quarter included the operations of new locations in Woodbridge and Ewing, New Jersey opened in December 2002 and January 2003, respectively. The location in Woodbridge replaced an older, smaller location in the same shopping center.

      In the current quarter net income was $128,000 or $.13 per diluted share. The Company's earnings before interest taxes, depreciation and amortization ("EBITDA") for the second quarter ended May 3, 2003 were $7,570,000.

      For the thirteen weeks ended May 4, 2002 net income was $183,000 or $.17 per diluted share. The Company's EBITDA for the second quarter ended May 4, 2002 were $5,916,000.

      Sales for the 26 weeks ended May 3, 2003 were $511,669,000 compared to $487,263,000 in the prior year period. Same store sales decreased .1% period to period. Sales for the current 26 week period included the operations of the new Woodbridge, Ewing and Middletown, New Jersey locations. The Middletown store opened on November 14, 2001.

      For the 26 weeks ended May 3, 2003 the Company reported net income of $477,000 or $.47 per diluted share. The Company's EBITDA for the six months ended May 3, 2003 were $14,356,000.

      For the 26 weeks ended May 4, 2002 net income was $1,450,000 or $1.30 per diluted share. The Company's EBITDA for the six months ended May 4, 2002 were $13,406,000.







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      EBITDA is presented because management believes that EBITDA is a useful supplement to net income and other measurements under accounting principles generally accepted in the United States since it is a meaningful measure of a company's performance and ability to meet its future debt service requirements, fund capital expenditures and meet working capital requirements. EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States and should not be considered as an alternative to (i) net income (or any other measure of performance under generally accepted accounting principles) as a measure of performance or (ii) cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. The following table reconciles reported net income to EBITDA:



                       Thirteen Weeks Ended               Twenty Six Weeks Ended
                       --------------------               ----------------------
                       May 3, 2003     May 4, 2002     May 3, 2003   May 4, 2002
                       -----------     -----------     -----------   -----------

Net income             $   128,000     $  183,000      $  477,000    $ 1,450,000
Add:
  Interest expense, net  2,970,000      2,049,000       5,254,000      3,916,000
  Income tax provision      85,000        122,000         318,000        968,000
  Depreciation           4,289,000      3,447,000       8,121,000      6,852,000
  Amortization              98,000        115,000         186,000        220,000
                       -----------      ---------      ----------    -----------

EBITDA                 $ 7,570,000    $ 5,916,000     $14,356,000    $13,406,000
                       ===========    ===========     ===========    ===========



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                  FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
                  Consolidated Operating Highlights (Unaudited)





For the 13 Weeks Ended                        May 3, 2003           May 4, 2002
------------------------                      -----------           -----------


Sales...............................        $ 254,578,000         $ 235,236,000
Net income .........................              128,000               183,000
Net  income per diluted share.......                 $.13                  $.17
Average shares outstanding..........            1,011,948             1,101,999
EBITDA..............................        $   7,570,000         $   5,916,000



For the 26 Weeks Ended                        May 3, 2003          May 4, 2002
-----------------------                       -----------          -----------


Sales...............................        $ 511,669,000        $ 487,263,000
Net income..........................              477,000            1,450,000
Net  income  per diluted share......                 $.47                $1.30
Average shares outstanding..........            1,014,500            1,118,497
EBITDA..............................        $  14,356,000       $   13,406,000









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